SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is April 8, 2020.

MFS® U.S. Government Money Market Fund

Effective immediately, the following is added after the table in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information," after the second paragraph under the main heading entitled "Description of Shares," and after the fourth paragraph in the section entitled "How to Purchase Shares" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares":
Effective at the close of business on May 29, 2020 (the "Closing Date"), the fund is closed to new and existing investor purchases subject to the following exceptions.  Shareholders of the fund as of the Closing Date may continue to 1) reinvest distributions in the fund; 2) exchange shares from another MFS fund; 3) exercise their one-time Reinstatement Privilege to reinvest in shares of the fund within 90 days of a redemption of fund shares; and 4) transfer some or all of the shares in their account to another account.
In addition, as of the Closing Date, shares of the fund may be purchased by the following investors:
1)    Retirement plans other than traditional IRAs, SIMPLE IRAs, Roth IRAs, SEP plans, and SARSEP plans if the fund was offered or officially selected as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) as of the Closing Date;
2)    Qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, if the fund was offered as an investment option by such program on the Closing Date; and
3)    Investors approved by the fund, the fund's investment adviser, and the fund's distributor.
The fund reserves the right to modify or limit the above exceptions, or re-open the fund at any time without prior notice.
Financial intermediaries are responsible for enforcing these restrictions with respect to their investors.  MFS' ability to monitor financial intermediaries' enforcement of these restrictions is limited by operational systems and the cooperation of financial intermediaries.  In addition, with respect to omnibus accounts, MFS' ability to monitor is also limited by a lack of information with respect to the underlying shareholder accounts.

1042020 1 MMM-SUP-I-040820